UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ X ] Definitive Information Statement

WRAPMAIL, INC.

(Name of Registrant As Specified In Its Charter)

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WRAPMAIL, INC.

445 NE 12TH AVE. FORT LAUDERDALE, FLORIDA 33301

_______________________________________________________________

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF WRAPMAIL

._____________________________________________________________________

To the Shareholders of Wrapmail, Inc.:

We are furnishing this notice and accompanying information statement (the “Information Statement”) to the holders of shares of common stock, Nil par value per share (“Common Stock”), and preferred stock, Nil par value per share (“Preferred Stock”), of Wrapmail, Inc. (the “Company,” “WRAP,” “we,” “us” and “our”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder in connection with the approval by written consent of the Company’s Board of Directors and holders of a majority of the issued and outstanding voting stock of the Company to change the name of the Company to “Canbiola, Inc.” (the “Name Change”). The amendment to the Company’s Articles of Incorporation reflecting the Name Change was mailed to the state of Florida on May 8, 2017 and entered May 12, 2017.

The purpose of the Information Statement is to notify our stockholders that on April 6, 2017, pursuant to written consent permitted by Section 7607.0704 of the Florida Business Corporations Act (the “FBCA”) (1) the owners of approximately 45.41% of our issued and outstanding shares of Common Stock as of such date and (2) the owners of 100% of our issued and outstanding shares of Series A Preferred Stock as of such date, executed a written consent approving the Name Change. In accordance with Rule 14c-2 promulgated under the Exchange Act, the above transactions will become effective after 20 days from the date the Information Statement is mailed to shareholders. This notice is first being mailed to our stockholders on or about May 26, 2017.

The written consent that we received constitutes the only stockholder approval required for to approve the foregoing actions under the FBCA and, as a result, no further action by any other stockholder is required to approve the foregoing and we have not and will not be soliciting your approval of any of the same. This notice and the Information Statement shall constitute notice to you of the action by written consent in accordance with the FBCA and Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On behalf of the Board of Directors,

/s/ __Marco Alfonsi________

Name Marco Alfonsi

Chief Executive Officer and Director

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

WRAPMAIL, INC.

445 NE 12TH AVE. FORT LAUDERDALE, FLORIDA 33301

________________________________________

INFORMATION STATEMENT

(PRELIMINARY)

May 26, 2017

_______________________________________

THIS INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

This information statement (“Information Statement”) is being sent to the shareholders of record Wrapmail, Inc., a Florida corporation (“Company,” “WRAP,” “we,” “us,” or “our”) as of the close of business on April 6, 2017 (“Record Date”). This Information Statement is being sent to you for information purposes only.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL OVERVIEW OF ACTIONS

The Board of Directors has recommended, and the holders of a majority of the voting stock of WRAP have adopted resolutions, to effect the actions listed in this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to WRAP’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Through the written consent of its Board of Directors and stockholders holding a majority of the Company’s voting stock, the Company has approved an amendment to its Articles of Incorporation to change the name of the Company to “Canbiola, Inc.” (the “Name Change”). Holders of approximately 70,231,908 common shares of the 154,679,466 issued and outstanding as of the Record Date and all 10 of the Series A Preferred shares (representing 200,000,000 votes) outstanding as of the Record Date approved the Name Change.

The amendment to the Company’s Articles of Incorporation reflecting the Name Change was mailed to the state of Florida on May 8, 2017 and entered on May 12, 2017.  The amendment will be filed the Florida Secretary of State and will be effective after 20 days following the mailing of the Information Statement. This notice is first being mailed to our stockholders on or about May 26, 2017. Stockholders will not be required to exchange certificates.

In order to obtain the approval of our stockholders for the Name Change, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matter. However, Section 7607.0704 of the FBCA provides that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the Name Change as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of a majority of the holders our Common Stock and Preferred Stock. Under the FBCA and our bylaws, the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon is required to approve the Name Change.

This Information Statement is intended to provide such notice as required by the FBCA to provide after the taking of the corporate action without a meeting to the holders of record of our stock who have not consented in writing to such action.

Purpose

The Board of Directors proposed the Name Change to reflect the Company’s new business plan to manufacture, market and/or distribute Cannabidiol (“CBD”) infused products. CBD is one of nearly 85 naturally occurring compounds (cannabinoids) found in industrial hemp and cannabis, is non-psychoactive and is thought to have numerous uses, including, but not limited to, for pain, insomnia, epilepsy, anxiety, inflammation, and nausea.

Effect on Authorized and Outstanding Shares

The rights and preferences of shares of our Common Stock subsequent to the Name Change will remain the same. We do not anticipate that the number of our stockholders, or any aspect of our current business plan, will materially change as a result of these changes.

The Name Change will affect all of our stockholders uniformly.

Federal Income Tax Consequences

The following description of federal income tax consequences of the Actions is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and practices as in effect on the date of this information statement. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Actions.

We believe the Name Change will not have federal income tax effects. Our Company should not recognize gain or loss as a result of the Name Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth the ownership, as of the Record Date, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control. All persons holding more than 5% of our voting stock are officers and directors of the Company.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities.

Name	Title	Number of Common Shares[4]	% of Common Share	Number of Preferred Shares[5]	% of Preferred Share	% of Eligible Votes[6]	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi[1]	CEO, Director	29,540,000	19.09%	5	50%	36.52%	0
Carl Dilley[2]	Director	1,085,034	0.70%	0	0%	.31%	0
All officers and directors as a group [2 persons]		30,589,034	19.79%	5	50%	36.83%	0
McKenzie Webster Limited [3]	Shareholder	40,691,908	26.31%	5	50%	39.67%	0

(1) As of the Record Date, Marco Alfonsi owned 29,540,000 shares of common stock and 5 shares of preferred stock, which are convertible into 50,000,000 shares and equal 100,000,000 votes.

(2) Carl Dilley holds 1,000,000 shares in his individual name. His remaining shares are held through entities in which he has a controlling interest.

(3) McKenzie Webster Limited is controlled by Rolv Heggenhougen. As of the Record Date, McKenzie Webster Limited owned 40,691,908 shares of common stock and 5 shares of preferred stock, which are convertible into 50,000,000 shares and equal 100,000,000 votes.

(4) There were 154,679,466 shares of common stock and 10 shares of preferred stock outstanding as of April 6, 2017, for a total of 354,679,466 votes currently eligible to be cast on the Record Date.

The following tables set forth the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding voting stock, our directors, and our executive officers and directors as a group, assuming all preferred shares were converted to common shares as of the Record Date (which they were not).

Name	Title	Number of Common Shares[1]	% of Common Share	Number of Preferred Shares	% of Preferred Share	% of Eligible Votes[2]	Number of Warrants currently exercisable or exercisable in the next 60 days
Marco Alfonsi[1]	CEO, Director	79,540,000	31.23%	0	0%	31.23%	0
Carl Dilley[2]	Director	1,085,034	0.43%	0	0%	.43%	0
All officers and directors as a group [2 persons]		80,625,034	31.66%	0	0%	31.66%	0
Rolv Heggenhougen[3]	Shareholder	90,691,908	35.61%	0	0%	35.61%	0

(1)

Had all 10 issued and outstanding preferred shares been converted to common shares, there would have been 254,679,466 shares of common stock outstanding.

The above tables are based upon information derived from our stock records. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown. Unless stated otherwise, the business address for these shareholders is 445 NE 12th Ave., Fort Lauderdale, Florida 33301.

DISSENTERS’ RIGHTS

Under the FBCA and our Articles of Incorporation and bylaws, no stockholder has any right to dissent to the Name Change, nor is any stockholder entitled to appraisal of or payment for their shares of our stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers or directors, and no person associated with any of them, have any interest in the Name Change that is different from every other stockholder.

WHERE YOU CAN FIND MORE INFORMATION

Information is available by request or can be accessed on the internet. Reports, proxy statements and other information filed with the SEC by WRAP can be accessed electronically by means of the Securities and Exchange Commission’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcmarkets.com.

You may read and copy any materials that we file with the Securities and Exchange Commission at the commission’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549.  A copy of any public filing is also available to any shareholder at no charge upon written request to the Company providing an e-mail or facsimile number.

PROPOSALS BY SECURITY HOLDERS

No security holder has asked the Company to include any proposal in this Information Statement.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address.  For an oral request, please contact the Company at 516-205-4751.  For a written request, mail request to 445 NE 12th Ave., Fort Lauderdale, FL 33301.

EXPENSE OF THIS INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements regarding our intentions to effectuate the Name Change. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions.  Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements.  We caution investors not to rely unduly on any forward-looking statements.  We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events or otherwise.

By the Order of the Board of Directors.

Dated: May 26, 2017

WRAPMAIL, INC. /s/__Marco Alfonsi____________________ Name: Marco Alfonsi Chief Executive Officer and Director

DIRECTORS:	By: /s/___Marco Alfonsi______________ Name: Marco Alfonsi Title: Director